Debt (Tables)	12 Months Ended
Dec. 31, 2019
Debt Disclosure [Abstract]
Consolidated Debt
Debt

Long-term debt at December 31, 2018 and 2019 was as follows (in thousands):

	December 31,
	2018	2019
6.55% Notes due 2019(1)	$550,000	$—
4.25% Notes due 2021	550,000	550,000
3.20% Notes due 2025	250,000	250,000
5.00% Notes due 2026	650,000	650,000
6.40% Notes due 2037	250,000	250,000
4.20% Notes due 2042	250,000	250,000
5.15% Notes due 2043	550,000	550,000
4.20% Notes due 2045	250,000	250,000
4.25% Notes due 2046	500,000	500,000
4.20% Notes due 2047	500,000	500,000
4.85% Notes due 2049	—	500,000
3.95% Notes due 2050	—	500,000
Face value of long-term debt	4,300,000	4,750,000
Unamortized debt issuance costs(2)	(27,070)	(35,263)
Net unamortized debt discount(2)	(2,927)	(8,662)
Net unamortized amount of gains from historical fair value hedges(2)	866	—
Long-term debt, net, including current portion	4,270,869	4,706,075
Less: current portion of long-term debt, net(1)	59,489	—
Long-term debt, net	$4,211,380	$4,706,075

(1)
At December 31, 2018, we had the ability and the intent to refinance approximately $490.0 million of our long-term notes maturing in 2019. As a result, only the portion of our debt intended to be repaid with cash available as of December 31, 2018 was classified as current in our consolidated balance sheets.

(2)
Debt issuance costs, note discounts and premiums and realized gains and losses of historical fair value hedges are being amortized or accreted to the applicable notes over the respective lives of those notes.